AMENDMENT NO. 1 TO CREDIT AGREEMENT

     This Amendment (this "Amendment") is entered into as of January 23, 1997 by and among Pioneer Financial Services, Inc., a Delaware corporation (the "Borrower"), The First National Bank of Chicago, individually and as agent (the "Agent"), and the other financial institutions signatory hereto (the "Lenders").


                                    RECITALS

     A. The Borrower, the Agent and the Lenders are party to that certain Credit Agreement, dated as of July 30, 1996 (the "Credit Agreement"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement.

     B. The Borrower, the Agent and the Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

     Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

          1. Section 6.23.2 of the Credit Agreement is amended in its entirety to read as follows:

          "6.23. Fixed Charges Coverage Ratio. The Borrower will not, as of the last day of any fiscal quarter of the Borrower, permit the Fixed Charges Coverage Ratio for the period of four fiscal quarters ending on such day, (a) to be less than 1.00 to 1.0 for any fiscal quarter ending on or prior to June 30, 1997; (b) to be less than 1.25 to 1.0 for the fiscal quarter ending on or prior to December 31, 1997; or (c) to be less than
     1.50 to 1.0 for any fiscal quarter ending thereafter".

          2.   Representations  and Warranties  of the  Borrower.   The Borrower
represents and warrants that:

          (a) each of the representation and warranties set for in Article V of the Credit Agreement is true and correct in all material respects on the date hereof as if made on the date hereof; and

          (b) immediately upon giving effect to this Amendment, no Default of Unmatured Default has occurred and is continuing.


          3. Conditions to Occurrence of Effective Date. The amendment set forth in Section 1 hereof shall become effective as of the date first written above upon the date this Amendment has been executed and delivered by the Borrower and the Required Lenders.

          4.   Reference to and Effect Upon the Credit Agreement.

          (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document. Upon the effectiveness of the amendment to the Credit Agreement effected by this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

          5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

          6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposed.

          7. Conterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one of the same instrument.


                                  *    *     *


     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


                              PIONEER FINANCIAL SERVICES, INC.


                              By: _______________________________________

                              Title: _____________________________________



                              THE FIRST NATIONAL BANK OF CHICAGO
                              Individually and as Agent


                              By: _______________________________________

                              Title: _____________________________________


                              AMERICAN NATIONAL BANK &
                              TRUST COMPANY OF CHICAGO

                              By: _______________________________________

                              Title: _____________________________________


                              BANK ONE, ROCKFORD, N.A.


                              By: ______________________________________

                              Title: _____________________________________


                              FIRSTAR BANK, MILWAUKEE, N.A.


                              By: ______________________________________

                              Title: _____________________________________



                              FLEET NATIONAL BANK

                              By: ______________________________________

                              Title: _____________________________________


                              LASALLE NATIONAL BANK


                              By: ______________________________________

                              Title: _____________________________________